UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
May 19, 2023
Date of Report (date of earliest event reported)
Corcept Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
149 Commonwealth Drive, Menlo Park, CA 94025
(Address of Principal Executive Offices) (Zip Code)
(650) 327-3270
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CORT	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2023 annual meeting of stockholders of Corcept Therapeutics Incorporated (the “Company”) held on May 19, 2023 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “ Restated Certificate of Incorporation”) to reflect Delaware law provisions allowing officer exculpation. The Restated Certification of Incorporation was filed with the Secretary of State of the State of Delaware on May 22, 2023. A copy of the Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 19, 2023, the Company held the Annual Meeting to consider and vote on the following proposals: 1) to elect nine directors to hold office until our 2024 annual meeting of stockholders, 2) to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023, 3) to approve, on an advisory basis, the compensation of the Company's named executive officers, 4) to recommend, by non-binding advisory vote, the frequency of the advisory vote on the compensation of the Company's named executive officers, and 5) to approve the amendment and restatement of the Company's Amended and Restated Certificate of Incorporation to reflect Delaware law provisions allowing officer exculpation.
A total of 102,207,236 shares of the Company's common stock held by stockholders of record at the close of business on April 6, 2023 were entitled to vote at the Annual Meeting. The total number of shares voted at the Annual Meeting was 89,994,463. The voting on the five matters is set forth below:
Proposal 1 — Election of Directors. The following directors were elected to serve until the Company's 2024 annual meeting of stockholders.

Director	For	Withheld	Broker Non-Votes
Gregg Alton	68,542,369	2,239,025	19,213,069
G. Leonard Baker, Jr.	66,577,355	4,204,039	19,213,069
Joseph K. Belanoff, M.D.	70,198,149	583,245	19,213,069
Gillian M. Cannon, Ph.D.	68,240,572	2,540,822	19,213,069
David L. Mahoney	68,932,261	1,849,133	19,213,069
Joshua M. Murray	70,337,272	444,122	19,213,069
Kimberly Park	63,533,589	7,247,805	19,213,069
Daniel N. Swisher, Jr.	67,206,994	3,574,400	19,213,069
James N. Wilson	66,198,888	4,582,506	19,213,069
Proposal 2 — The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified.

For	88,986,042
Against	923,595
Abstain	84,826
Broker Non-Votes
Proposal 3 — Advisory vote to approve the compensation of named executive officers.

For	69,095,025
Against	1,450,799
Abstain	235,570
Broker Non-Votes	19,213,069
Proposal 4 — Advisory vote on the frequency of the vote on compensation of named executive officers.

3 years	28,623,378
2 years	127,477
1 year	41,624,266
Abstain	406,273
Broker Non-Votes	19,213,069
The Company's Board of Directors determined that the Company will hold an advisory vote on compensation of our named executive officers every year until the next frequency advisory vote, which is scheduled to be held no later than the Company's 2029 annual meeting of stockholders.
Proposal 5 — The amendment and restatement of the Company's Amended and Restated Certificate of Incorporation to reflect Delaware law provisions allowing officer exculpation was approved.

For	62,951,214
Against	7,616,002
Abstain	214,178
Broker Non-Votes	19,213,069

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibits No.	Description
3.1	Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date:	May 24, 2023	By:	/s/ Atabak Mokari
Name: Atabak Mokari
Title: Chief Financial Officer and Treasurer